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                                                                    EXHIBIT 10.2

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SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT                      WELLS FARGO RETAIL FINANCE, LLC
733344.5
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                                                                October 21, 2002

         THIS SECOND AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the September 24, 2001 Loan and Security Agreement ( the "LOAN AGREEMENT"), as amended by a certain First Amendment dated October 29, 2001, between

                  Wells Fargo Retail Finance LLC (referred to therein as the "LENDER"), a Delaware limited liability company with offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108,

                  and

                  dELiA*s Corp. (referred to therein in such capacity, as the " LEAD BORROWER"), a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014, as agent for the following (referred to therein individually, as a "BORROWER" and collectively, the "BORROWERS"):

                  dELiA*s Corp.,
                  dELiA*s Operating Company,
                  dELiA*s Distribution Company,
                  dELiA*s Retail Company,

         each a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

         PART  1.          AMENDMENT OF LOAN AGREEMENT:

         The Loan Agreement is amended as follows:

         INVENTORIES, APPRAISALS, AND AUDITS

         I..      The following definition is inserted in Article 1 in its
appropriate alphabetical order:

                  "FIRST APPRAISAL": IS DEFINED IN SECTION 5:5-8."


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         II..     The definition of NRLV PERCENTAGE is hereby deleted in its entirety and the following is inserted in its place:

         "NRLV PERCENTAGE": THE PERCENTAGE OF THE COST VALUE OF THE BORROWERS' ELIGIBLE INVENTORY THAT IS ESTIMATED TO BE RECOVERABLE IN AN ORDERLY LIQUIDATION OF SUCH ELIGIBLE INVENTORY, NET OF LIQUIDATION EXPENSES, AS DETERMINED FROM TIME TO TIME BY THE LENDER IN ITS REASONABLE DISCRETION BASED UPON THE MOST RECENT APPRAISAL OBTAINED BY THE LENDER.

         III..    The definition of REAPPRAISAL EVENT is hereby deleted in its entirety.

         IV..     The following definition is inserted in Article 1 in its
appropriate alphabetical order:

                  "CYCLE COUNT DEFICIENCY":         IS DEFINED IN SECTION 5:5-8.

         V..      Section 5-8 is hereby deleted in its entirety and the
following is inserted in its place:

                  INVENTORIES, APPRAISALS, AND AUDITS.

                  (a) THE LENDER, AT THE EXPENSE OF THE BORROWERS, MAY PARTICIPATE IN AND/OR OBSERVE EACH PHYSICAL COUNT AND/OR INVENTORY OF SO MUCH OF THE COLLATERAL AS CONSISTS OF INVENTORY WHICH IS UNDERTAKEN ON BEHALF OF ANY BORROWER.

                  (b) THE BORROWERS SHALL OBTAIN (AT THE BORROWER'S EXPENSE IN ALL INSTANCES) FINANCIAL OR SKU BASED PHYSICAL COUNTS AND/OR INVENTORIES CONDUCTED BY SUCH INVENTORY TAKERS AS ARE SATISFACTORY TO THE LENDER AND FOLLOWING SUCH METHODOLOGY AS IS CONSISTENT WITH THE BORROWERS' PRACTICES IN EFFECT AT THE EXECUTION OF THIS AGREEMENT AND AS PROVIDED IN THIS SECTION 5:5-8(b).

                           (i) UNLESS (X) AN EVENT OF DEFAULT HAS OCCURRED, OR (Y) THE LENDER DETERMINES, IN THE LENDER'S REASONABLE BUSINESS JUDGMENT, THAT THE BORROWER'S SO-CALLED "CYCLE COUNTS" OF THE BORROWER'S INVENTORY PRODUCE INFORMATION OR RESULTS WHICH THE LENDER DEEMS INACCURATE OR OTHERWISE DEFICIENT (A "CYCLE COUNT DEFICIENCY"), THE BORROWERS SHALL CAUSE THE FOLLOWING NUMBER OF SUCH COUNTS / INVENTORIES TO BE UNDERTAKEN IN EACH TWELVE (12) MONTH PERIOD DURING WHICH THIS AGREEMENT IS IN EFFECT:

                                    (a)      RETAIL OPERATIONS : ONE (1).

                                    (b)      DIRECT OPERATIONS (CATALOGUE AND
                           WEB): ONE (1).

                           (ii) NOTWITHSTANDING THE FOREGOING, THERE SHALL BE DEEMED NO CYCLE COUNT DEFICIENCY PRIOR TO THE FIRST PHYSICAL INVENTORY TAKEN SUBSEQUENT TO THE DATE HEREOF.

                           (iii) IF AN EVENT OF DEFAULT OCCURS, THE LIMIT ON THE NUMBER OF SUCH COUNTS AND/OR INVENTORIES SET FORTH IN
                  SECTION 5:5-8(B)(I) SHALL TERMINATE AND THE LENDER MAY REQUIRE NOT LESS THAN TWO (2) SUCH COUNTS AND/OR INVENTORIES (AT THE EXPENSE OF THE BORROWERS IN EACH INSTANCE) AT SUCH INTERVALS AS THE LENDER, IN ITS DISCRETION, MAY DETERMINE AS BEING APPROPRIATE.

                           (iv) UPON THE DECLARATION BY THE LENDER OF A CYCLE COUNT DEFICIENCY, ACCOMPANIED BY


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                  A WRITTEN NOTICE FROM THE LENDER TO THE BORROWERS SETTING
                  FORTH IN REASONABLE DETAIL THE BASIS FOR SUCH DECLARATION, THE LIMIT ON THE NUMBER OF SUCH COUNTS AND/OR INVENTORIES SET FORTH IN SECTION 5:5-8(B)(I) SHALL BE MODIFIED AS FOLLOWS:

                                    (a)      RETAIL OPERATIONS : TWO (2).

                                    (b)      DIRECT OPERATIONS (CATALOGUE AND
                           WEB): ONE (1).

                           (v) THE BORROWERS SHALL CAUSE THEIR ACCOUNTANTS TO OBSERVE THE BORROWERS' YEAR END RETAIL OPERATIONS AND DIRECT OPERATIONS COUNTS / INVENTORIES (AND SUCH OTHER COUNTS / INVENTORIES AS THE ACCOUNTANTS MAY REQUIRE SO AS TO PERMIT THOSE ACCOUNTANTS TO EXPRESS ITS OPINION ON THE BORROWERS' ANNUAL CONSOLIDATED FINANCIAL STATEMENT TO THE STANDARD SET OUT IN SECTION 5:5-6(B)(I)).

                           (vi) THE LEAD BORROWER SHALL PROVIDE THE LENDER WITH A COPY OF THE PRELIMINARY RESULTS OF EACH SUCH COUNT AND/OR INVENTORY (AS WELL AS OF ANY OTHER PHYSICAL INVENTORY UNDERTAKEN BY ANY BORROWER) WITHIN TEN (10) BUSINESS DAYS FOLLOWING THE COMPLETION OF SUCH INVENTORY.

                           (vii) THE LEAD BORROWER, WITHIN THIRTY (30) DAYS FOLLOWING THE COMPLETION OF SUCH COUNT AND/OR INVENTORY, SHALL PROVIDE THE LENDER WITH A RECONCILIATION OF THE RESULTS OF EACH SUCH COUNT AND/OR INVENTORY (AS WELL AS OF ANY OTHER PHYSICAL INVENTORY UNDERTAKEN BY ANY BORROWER) AND SHALL, IN THE CASE OF A YEAR-END INVENTORY, POST SUCH RESULTS TO THE BORROWERS' STOCK LEDGER AND, AS APPLICABLE TO THE BORROWERS' OTHER FINANCIAL BOOKS AND RECORDS . THE LENDER MAY USE THE RECONCILIATION AND RESULTS OF EACH SUCH COUNT AND/OR INVENTORY AND IMPLEMENT THEM IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

                  (c) THE LENDER SHALL, AT THE LENDER'S EXPENSE, CONDUCT AN APPRAISAL OF THAT PORTION OF THE COLLATERAL CONSISTING OF INVENTORY AS OF SEPTEMBER 30, 2002 (THE "FIRST APPRAISAL"). IN CONNECTION WITH THE FIRST APPRAISAL, INVENTORY DEEMED BY THE BORROWERS TO BE STAGED FOR LIQUIDATION SHALL BE, TO THE EXTENT FEASIBLE, AS DETERMINED BY THE APPRAISER, EXCLUDED FROM "INVENTORY" FOR PURPOSES OF DETERMINING THE NRLV PERCENTAGE(1). THE BORROWERS SHALL PROMPTLY PROVIDE TO THE LENDER A COPY OF THE COMPREHENSIVE REPORT OF ALL SUCH INVENTORY STAGED FOR LIQUIDATION.

                  (d) UNLESS AN EVENT OF DEFAULT HAS OCCURRED, AFTER THE FIRST APPRAISAL, THE LENDER MAY OBTAIN NOT MORE THAN THREE (3) APPRAISALS OF COLLATERAL CONSISTING OF INVENTORY, FROM TIME TO TIME IN ANY TWELVE (12) MONTH PERIOD DURING WHICH THIS AGREEMENT IS IN EFFECT, CONDUCTED BY SUCH APPRAISERS AS ARE SATISFACTORY TO THE LENDER (THE FIRST TWO (2) OF WHICH IN ANY TWELVE (12) MONTH PERIOD, EXCEPT FOR THE FIRST APPRAISAL, SHALL BE OBTAINED AT THE BORROWERS' EXPENSE). IF THE LENDER OBTAINS A THIRD APPRAISAL AND EITHER (X) FOR EVERY CALENDAR MONTH OTHER THAN OCTOBER, THE BORROWERS' THEN EXISTING CASH AND CASH EQUIVALENTS AGGREGATE GREATER THAN $7,500,000.00(2), OR (Y) FOR THE CALENDAR MONTH OF OCTOBER, NO CASH CONCENTRATION TRIGGER EVENT HAS OCCURRED OR OCCURS, THEN THE THIRD APPRAISAL SHALL BE OBTAINED AT THE


----------
         (1) IN ORDER TO BE SUCCESSFULLY EXCLUDED, THE INVENTORY STAGED FOR LIQUIDATION MUST HAVE BEEN REMOVED FROM THE BORROWERS' STOCK LEDGER OR OTHERWISE BE EXPLICITLY IDENTIFIABLE AND "SEGREGATED" FROM OTHER INVENTORY.

         (2) THE LEVEL OF THE BORROWER'S CASH AND CASH EQUIVALENTS SHALL BE MEASURED WEEKLY, AS OF THE CLOSE OF BUSINESS ON FRIDAY OF EACH WEEK. THE BORROWER SHALL REPORT ITS THEN EXISTING CASH AND CASH EQUIVALENTS TO THE LENDER NO LATER THAN 10:00 A.M. ON EACH TUESDAY, VIA TELECOPIER, FOR THE PERIOD ENDING AS OF THE CLOSE OF BUSINESS FOR THE PRIOR FRIDAY. IN THE EVENT THAT THE BORROWER FAILS TO TIMELY DELIVER THE REQUIRED REPORT, THE BORROWER'S CASH AND CASH EQUIVALENTS SHALL BE DEEMED TO BE LESS THAN $7,500,000.00.


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LENDER'S EXPENSE AND THE RESULTS OF THE THIRD APPRAISAL SHALL BE IMPLEMENTED
OVER TIME WITH:

                                    (1)      25% OF THE MODIFICATION TO BE
                           IMPLEMENTED THIRTY (30) DAYS AFTER THE EFFECTIVE DATEOF THE APPRAISAL;

                                    (2)      50% OF THE MODIFICATION TO BE
                           IMPLEMENTED SIXTY (60) DAYS AFTER THE EFFECTIVE DATE OF THE APPRAISAL;

                                    (3)      75% OF THE MODIFICATION TO BE
                           IMPLEMENTED NINETY (90) DAYS AFTER THE EFFECTIVE DATE OF THE APPRAISAL; AND

                                    (4)      100% OF THE MODIFICATION TO BE
                           IMPLEMENTED ONE-HUNDRED TWENTY (120) DAYS AFTER THE EFFECTIVE DATE OF THE APPRAISAL.

(AS AN EXAMPLE, IF THE EFFECTIVE DATE OF THE APPRAISAL IS SEPTEMBER 30, SUCH THAT THE ENSUING LIQUIDATION ANALYSIS COMMENCES AS OF OCTOBER 1, THEN IMPLEMENTATION WOULD BEGIN AS OF OCTOBER 31, AND ON EACH SUCCEEDING MONTH END THEREAFTER).

                  (e)      IF THE LENDER OBTAINS A THIRD APPRAISAL AND EITHER
         (X) FOR EVERY CALENDAR MONTH OTHER THAN OCTOBER, THE BORROWERS' THEN EXISTING CASH AND CASH EQUIVALENTS AGGREGATE LESS THAN $7,500,000.00, OR (Y) FOR THE CALENDAR MONTH OF OCTOBER, A CASH CONCENTRATION TRIGGER EVENT HAS OCCURRED OR OCCURS, THEN THE THIRD APPRAISAL SHALL BE OBTAINED AT THE BORROWER'S EXPENSE AND THE RESULTS OF THE APPRAISAL SHALL BE IMPLEMENTED IMMEDIATELY.

                  (f) SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND THE BORROWER IS NOT INDEFAULT, THE LENDER SHALL PROVIDE THE BORROWERS NOT LESS THAN THIRTY (30) DAYS ADVANCE NOTICE OF THE PROJECTED DATES ON WHICH THE APPRAISALS SHALL BE PERFORMED.

                  (g) THE LENDER MAY, IN THE LENDER'S DISCRETION, RESET THE STANDARD INVENTORY ADVANCE RATE AND THE SPECIAL INVENTORY ADVANCE RATE FOLLOWING THE RECEIPT OF ANY APPRAISAL, AS FOLLOWS:

                           (i) FOR ANY APPRAISAL OBTAINED FROM AND AFTER THE EXECUTION OF THIS AGREEMENT THROUGH APRIL, 2003, THE STANDARD INVENTORY ADVANCE RATE AND THE SPECIAL INVENTORY ADVANCE RATE, AS APPLICABLE, SHALL BE ADJUSTED IN AN AMOUNT EQUAL TO NINETY-FIVE PERCENT (95%) OF THE ROLLING THREE (3) MONTH AVERAGE OF THE NRLV PERCENTAGE. IF THAT ADJUSTMENT WOULD RESULT IN A STANDARD INVENTORY ADVANCE RATE AND SPECIAL INVENTORY ADVANCE RATE OF LESS THAN SEVENTY-SEVEN PERCENT (77%), THEN THE ADJUSTMENT SHALL BE MODIFIED BY IMPLEMENTING ONLY THE FOLLOWING DESIGNATED PERCENTAGE OF THE CHANGE FOR THE SPECIFIED PERIOD, BASED UPON AN AVAILABLE CASH TEST, AS SET FORTH IN THE FOLLOWING TABLE:


                                                                                              PERCENT OF IMPLEMENTATION
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CASH BALANCE (AS                              NOV.          DEC.          JAN.         FEB.          MAR.         APRIL
OF PRIOR MONTH                                2002          2002          2003         2003          2003         2003
END)
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
Greater than or equal to $15,000,000          0%            0%            0%           0%            0%           0%
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Greater than or equal to $10,000,000          0%            20%           40%          60%           80%          100%
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Less than or equal to $9,999,999              0%            25%           50%          75%           100%         100%
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



                           (ii) SO LONG AS THERE HAS OCCURRED NO EVENT OF DEFAULT, FOR ANY APPRAISALS OBTAINED AFTER APRIL, 2003, THE STANDARD INVENTORY ADVANCE RATE AND THE SPECIAL INVENTORY ADVANCE RATE, AS APPLICABLE, SHALL BE ADJUSTED IN AN AMOUNT EQUAL TO NINETY-FIVE PERCENT (95%) OF THE ROLLING THREE (3) MONTH AVERAGE OF THE NRLV.


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                           (iii)    IF AN EVENT OF DEFAULT OCCURS, THE FOREGOING
                  LIMIT ON THE NUMBER OF SUCH APPRAISALS SHALL TERMINATE AND THE LENDER MAY REQUIRE SUCH APPRAISALS (AT THE EXPENSE OF THE BORROWERS IN EACH INSTANCE) WITH SUCH FREQUENCY AS THE LENDER, IN ITS DISCRETION MAY DETERMINE AS BEING APPROPRIATE.

                           (iv) IF AS A RESULT OF THE LENDER'S OBTAINING A NEW APPRAISAL THERE IS TO BE AN ADJUSTMENT TO THE STANDARD INVENTORY ADVANCE RATE AND THE SPECIAL INVENTORY ADVANCE RATE, THEN, IN EACH SUCH INSTANCE, THE ADJUSTMENT SHALL BE IMPLEMENTED FIRST, WITH RESPECT TO THE SPECIAL INVENTORY ADVANCE RATE, AND THEN WITH RESPECT TO THE STANDARD INVENTORY ADVANCE RATE, SO THAT IN THE EVENT THE ADJUSTED STANDARD INVENTORY ADVANCE RATE AND SPECIAL INVENTORY ADVANCE RATE IS 73% OR LESS, THERE SHALL BE NO SPECIAL INVENTORY ADVANCE RATE. IF THE STANDARD INVENTORY ADVANCE RATE AND THE SPECIAL INVENTORY ADVANCE RATE IS GREATER THAN 73%, ANY PORTION ABOVE 73% SHALL BE DEEMED THE SPECIAL INVENTORY ADVANCE RATE.

                           (v) IN THE EVENT THAT AN APPRAISAL RESULTS IN THE RESETTING OF THE STANDARD INVENTORY ADVANCE RATE TO LESS THAN 70%, THE LEAD BORROWER, ON WRITTEN NOTICE GIVEN THE LENDER WITHIN FIFTEEN (15) DAYS OF SUCH RESETTING, MAY OBTAIN AN APPRAISAL UNDERTAKEN BY ANOTHER APPRAISER WHICH IS REASONABLY SATISFACTORY TO THE LENDER, THE RESULTS OF WHICH APPRAISAL (THE "SECOND APPRAISAL") SHALL BE DELIVERED TO THE LENDER WITHIN FIFTEEN (15) DAYS OF THE ENGAGEMENT OF THE APPRAISER TO UNDERTAKE THE SECOND APPRAISAL.

                           (vi) IN THE EVENT THAT THE SECOND APPRAISAL SUPPORTS A STANDARD INVENTORY ADVANCE RATE WHICH IS IN EXCESS OF 70%, THEN THE LENDER, WITHIN FIFTEEN (15) DAYS FOLLOWING THE SUCH DELIVERY OF THE SECOND APPRAISAL TO IT, MAY EITHER:

                                    (1)      RESET THE STANDARD INVENTORY
                           ADVANCE RATE TO A PERCENTAGE SUPPORTED BY THE SECOND APPRAISAL; OR

                                    (2)      GIVE WRITTEN NOTICE (THE "RESET
                           REJECTION") OF THE LENDER'S DECLINING TO SO RESET THE STANDARD INVENTORY ADVANCE RATE.

                           (vii) IN THE EVENT THAT THE LENDER ISSUES A RESET REJECTION, THEN THE LEAD BORROWER, BY IRREVOCABLE WRITTEN NOTICE TO THE LENDER GIVEN NO LATER THAN SEVENTY-FIVE (75) DAYS AFTER RECEIPT OF THE RESET REJECTION, MAY SET THE TERMINATION DATE AS A DATE WHICH IS NO MORE THAN NINETY (90) DAYS AFTER (AND COUNTING) THE DATE OF THE GIVING OF SUCH RESET REJECTION.

                  (h) THE LENDER MAY OBTAIN COMMERCIAL FINANCE FIELD EXAMINATIONS (IN EACH EVENT, AT THE BORROWERS' EXPENSE) OF THE BORROWERS' BOOKS AND RECORDS AS FOLLOWS:

                           (i) UNLESS AN EVENT OF DEFAULT HAS OCCURRED, THE LENDER MAY NOT OBTAIN MORE THAN THREE SUCH AUDITS DURING ANY TWELVE (12) MONTH PERIOD DURING WHICH THIS AGREEMENT IS IN EFFECT.

                           (ii) IF AN EVENT OF DEFAULT OCCURS, THE LIMIT ON FIELD AUDITS SET FORTH IN SECTION 5:5-8(d)(i) SHALL TERMINATE AND THE LENDER MAY OBTAIN SUCH FIELD AUDITS, WITH SUCH FREQUENCY, AS THE LENDER, IN ITS DISCRETION, MAY DETERMINE AS BEING APPROPRIATE.

                  (i) IN ADDITION TO THOSE APPRAISALS AND FIELD EXAMINATIONS WHICH THE LENDER MAY OBTAIN OR CAUSE TO BE UNDERTAKEN AT THE BORROWERS' EXPENSE, AS PROVIDED IN SECTIONS 5:5-8(c) AND 5:5-8(d), THE LENDER MAY OBTAIN OR CAUSE SUCH ADDITIONAL APPRAISALS AND FIELD AUDITS TO BE UNDERTAKEN AT ITS EXPENSE WITH SUCH FREQUENCY AS THE LENDER MAY DETERMINE.


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                  (j)      THE LENDER FROM TIME TO TIME (IN ALL EVENTS, AT THE
         BORROWERS' EXPENSE) MAY UNDERTAKE "MYSTERY SHOPPING" (SO-CALLED) VISITS TO ALL OR ANY OF THE BORROWERS' BUSINESS PREMISES.
         BORROWING BASE

         VII..    The definition of Backstop L/C Collateral is hereby deleted in its entirety and the following is inserted in its place:

         "BACKSTOP L/C COLLATERAL":          ON ANY DAY, ONE HUNDRED PERCENT
                  (100%) OF THE FAIR MARKET VALUE, AS DETERMINED BY THE LENDER IN ITS SOLE AND EXCLUSIVE DISCRETION, OF THE THEN CONTENTS OF ACCOUNT NO. H42-1001603 MAINTAINED BY ITURF FINANCE COMPANY WITH J.P. MORGAN SECURITIES INC., A SECURITY INTEREST IN WHICH HAS BEEN GRANTED TO THE LENDER, AND WHICH IS "BLOCKED" FROM UNILATERAL WITHDRAWAL BY ITURF FINANCE COMPANY.

         PART 2.           RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST THE
LENDER:

                  (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. Each Borrower and each Guarantor hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

                  (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower or Guarantor under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower or Guarantor with regard thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or Guarantor has (or ever had) any such claims against the Lender, that Borrower or that Guarantor hereby affirmatively WAIVES and RELEASES the same.


         PART 3.           MISCELLANEOUS:

                  (a) Terms used in this Second Amendment which are defined in the Loan Agreement are used as so defined.

                  (b) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (c) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                  (d) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any


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         instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment.

                  (e) The Borrowers shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Second Amendment, up to a maximum amount of $10,000.00.

         Except as expressly provided herein, all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                                                                   DELIA*S CORP.
                                                              (" LEAD BORROWER")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                                   DELIA*S CORP.
                                                       DELIA*S OPERATING COMPANY
                                                    DELIA*S DISTRIBUTION COMPANY
                                                          DELIA*S RETAIL COMPANY
                                                                    "BORROWERS":

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                  WELLS FARGO RETAIL FINANCE LLC
                                                                      ("LENDER")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


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